Exhibit 10.37

Execution Counterpart

FIRST OMNIBUS MODIFICATION AGREEMENT

THIS FIRST OMNIBUS MODIFICATION AGREEMENT (this “Agreement”), is made as of the 27th day of December, 2006, by and among EQUINIX RP II LLC, a Delaware limited liability company, having an address c/o Equinix, Inc., 301 Velocity Way, 5th Floor, Foster City, California 94404 (“Borrower”), EQUINIX, INC., a Delaware corporation, having an address 301 Velocity Way, 5th Floor, Foster City, California 94404 (“Guarantor”; Borrower and Guarantor are herein collectively referred to as “Borrower Parties” or individually as a “Borrower Party”), and SFT I, INC., a Delaware corporation, having an address at 1114 Avenue of the Americas, 27th Floor, New York, New York 10036, and its successors and assigns (“Lender”).

RECITALS

A. Borrower and Lender entered into that certain Loan and Security Agreement, dated as of December 21, 2005 (the “Initial Closing Date”) (the “Original Loan Agreement”), wherein, among other things, Lender agreed to make, and Borrower agreed to accept, a loan (the “Original Loan”) in the original principal amount of SIXTY MILLION AND NO/100 DOLLARS ($60,000,000.00) (the “Original Loan Amount”) of which $58,895,377.83 is outstanding as of the date hereof.

B. To further evidence and secure the Original Loan, Borrower Parties, as applicable, executed and delivered as of December 21, 2005 (the “Initial Closing Date”) that certain (i) Promissory Note from Borrower dated the Initial Closing Date in the original principal amount of the Original Loan Amount (the “Original Note”); (ii) Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated the Initial Closing Dare executed by Borrower in favor of the Trustee (as defined therein) for the benefit of Lender, as recorded in the Office of the Clerk of the Circuit Court for Loudoun County, Virginia (the “Land Records”) on December 22, 2005, as Instrument Number 20051222-0143326 (the “Original DOT”); (iii) Assignment of Leases and Rents dated the Initial Closing Date executed by Borrower in favor of Lender, as recorded in the Land Records on December 22, 2005 as Instrument Number 20051222-0143327 (the “Original ALR”); (iv) Assignment of Leases and Rents (Master Lease – Equinix, Inc.) dated the Initial Closing Date executed by Guarantor in favor of Lender (the “Master Lease ALR”); (v) Guaranty dated the Initial Closing Date given by Guarantor in favor of Lender (the “Guaranty”); (vi) Environmental Indemnity Agreement executed by Borrower Parties favor of Lender dated the Initial Closing Date (the “Environmental Indemnity”); (vii) Assignment of Contracts, Agreements and Equipment Leases executed by Borrower in favor of Lender dated the Initial Closing Date (the “Assignment of Contracts”); and (viii) Assignment of Licenses, Permits and Approvals executed by Borrower in favor of Lender dated the Initial Closing Date (the “Assignment of Licenses” such Assignment of Licenses, together with the Original Loan Agreement, the Original Note, the Original DOT, the Original ALR, the Master Lease ALR, the Guaranty, the Environmental Indemnity, the Assignment of Contracts and all other documents evidencing, securing, guaranteeing, governing or relating to the Original Loan are hereinafter collectively referred to as the “Original Loan Documents”).

C. On the Initial Closing Date and as of the date hereof, Borrower was and is the sole owner of fee simple title to that certain parcel of land located in Loudoun County, Virginia (the “Land”), and more particularly described on Exhibit A attached to the Original Recorded Mortgage.

D. Borrower and Lender have determined that it is desirable to increase the amount of the Original Loan by an additional Forty Million and No/100 Dollars ($40,000,000.00) (the “Additional Loan Advance”) and amend and modify certain terms and provisions of the Original Loan Documents as provided herein. The Original Loan, as increased by the amount of the Additional Loan Advance is hereinafter referred to as the “Loan”, of which $98,895,377.83 will be outstanding as of the date hereof after giving effect to the Additional Loan Advance.

E. Concurrently herewith and as a condition hereto, Borrower and certain other parties are executing and delivering that certain: (i) Amended and Restated Promissory Note of even date herewith whereby the Original Note is being amended and restated, (ii) First Amendment to Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing and Assignment of Leases and Rents of even date herewith, (iii) Reaffirmation of Guaranty of even date herewith whereby Guarantor reaffirms its obligations under the Guaranty, (iv) First Amendment to Deed of Lease of even date herewith between Guarantor in its capacity as lessee and Borrower in its capacity as lessor, (v) Guaranty of Lease of even date herewith given by Guarantor, and (vi) Assignment of Leases and Rents (Master Lease – Equinix Operating Co., Inc.) of even date herewith (collectively with this Agreement, the “Loan Document Amendments” and together with the Original Loan Documents, as amended or reaffirmed hereby and thereby, the “Loan Documents”).

F. All capitalized terms not defined in this Agreement shall have the meanings ascribed thereto in the Original Loan Agreement, as amended by this Agreement (as so amended, the “Loan Agreement”).

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the execution and delivery of the Loan Document Amendments, and for other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby acknowledged, the Borrower Parties and Lender agree as follows:

1. Recitals. All of the Recitals set forth above are incorporated herein by reference and shall be deemed to be a part of this Agreement.

2. Borrower’s Acknowledgments. Borrower, to the best of its knowledge, represents, warrants, acknowledges and agrees that as of the date of this Agreement: (a) no breach, default or event which with the passage of time, the giving of notice or both would become a default exists under any of the Original Loan Documents; (b) all of the provisions of the Original Loan Documents, including without limitation all representations and warranties of Borrower set forth therein, are unchanged, except as expressly amended hereby or by any of the other Loan Document

Amendments, as applicable, are in full force and effect and are hereby ratified and confirmed as true and complete in all material respects without exception as of today’s date; (c) after giving effect to the written consent of the Working Capital Lenders required under the SVB Loan Agreement, this Agreement and the other Loan Document Amendments and the Original Loan Documents will not and do not contravene or constitute an event which itself constitutes, or which with the passing of time or giving of notice or both would constitute, a default under any security instrument, loan agreement, indenture or other agreement to which Borrower is a party or by which Borrower or any of Borrower’s property is bound.

3. Guarantor’s Acknowledgments. Guarantor, to the best of its knowledge, represents, warrants, acknowledges and agrees that as of the date of this Agreement: (a) no breach, default or event which with the passage of time, the giving of notice or both would become a default exists under any of the Original Loan Documents; (b) all of the provisions of the Original Loan Documents, including without limitation all representations and warranties of Guarantor set forth therein, are unchanged, except as expressly amended hereby or by any of the other Loan Document Amendments, as applicable, are in full force and effect and are hereby ratified and confirmed as true and complete in all material respects without exception as of today’s date; (c) after giving effect to the written consent of the Working Capital Lenders required under the SVB Loan Agreement, this Agreement and the other Loan Document Amendments and the Original Loan Document Amendments will not and do not contravene or constitute an event which itself constitutes, or which with the passing of time or giving of notice or both would constitute, a default under any security instrument, loan agreement, indenture or other agreement to which Guarantor is a party or by which Guarantor or any of Guarantor’s property is bound. Guarantor hereby unconditionally, irrevocably, absolutely and forever waives and surrenders any and all defenses, setoffs, claims, counterclaims or deductions against the Lender, with respect to the Original Loan Documents, the Loan or the enforcement thereof by Lender against Guarantor arising out of or related to any facts, circumstances, events or happenings occurring prior to the making of the Additional Loan Advance.

4. Borrower Party Acknowledgements. Borrower acknowledges and agrees that (i) it hereby ratifies and reaffirms its respective obligations and liabilities with respect to the Original Loan Documents to which it is a party, as the same may have been modified herein or by any of the other Loan Document Amendments and acknowledge that such Original Loan Documents, as so modified, are in full force and effect on the date hereof and (ii) there exist no defenses, setoffs, claims, counterclaims or deductions against the Loan and the enforcement thereof by Lender against Borrower and the Property. Borrower hereby unconditionally, irrevocably, absolutely and forever waives and surrenders any and all defenses, setoffs, claims, counterclaims or deductions against the Lender with respect to the Original Loan Documents, the Loan or the enforcement thereof by Lender against Borrower and the Property, arising out of or related to any facts, circumstances, events or happenings occurring prior to the making of the Additional Loan Advance. Nothing herein contained shall in any manner impair the enforceability or validity of the Note or any other Loan Document or any other security for the Loan, or alter, waive, annul or affect any provision, condition, or covenant therein or any rights, powers or remedies thereunder, except as specifically provided in the Loan Document Amendments. It is the intent of the parties hereto that the terms and provisions of all of the Original Loan Documents as herein amended, shall continue in full force and effect except as specifically modified hereby or by any of the other Loan Document Amendments and that such terms and provisions, as so modified, are hereby ratified and confirmed. Nothing herein contained is intended as, or shall be construed as, a novation or alteration of the liens, security agreements, guarantees and assignments evidenced by any of the Original Loan Documents, all of which liens, security agreements, guarantees and assignments continue to reflect and retain, without diminution or alteration, their original enforceability, priority and rank.

5. Modification of Original Loan Agreement. Effective as of the date of this Agreement, the Original Loan Agreement is hereby amended as follows:

(a) The definition of “Base Rate” is hereby deleted in its entirety and the following shall be inserted in lieu thereof: “means a fixed rate per annum equal to eight percent (8.00%), provided that beginning on January 1, 2016, such fixed rate per annum shall be reduced to seven and three quarters of one percent (7.75%).

(b) The definition of “Closing Date” is hereby deleted in its entirety and the following shall be inserted in lieu thereof: “means December 21, 2005, or, the date on which the Closing occurs with respect to the Additional Loan Advance, as applicable.”

(c) The definition of “Commitment Fee” is hereby deleted in its entirety and the following shall be inserted in lieu thereof: “means an amount of money equal to $700,000, which amount includes the Original Commitment Fee paid on the Initial Closing Date.”

(d) The definition of “Loan” is hereby deleted in its entirety and the following shall be inserted in lieu thereof: “means the loan in the original principal amount of $60,000,000 from Lender to Borrower, as increased by the Additional Loan Advance, as evidenced by the Promissory Note.”

(e) The definition of “Promissory Note” is hereby deleted in its entirety and the following shall be inserted in lieu thereof: “means the Amended and Restated Promissory Note made by Borrower to the order of Lender in the original principal amount of $98,895,377.83.”

(f) The definition of “SVB Loan Agreement” is hereby deleted in its entirety and the following shall be inserted in lieu thereof: “means that certain Second Amended and Restated Loan and Security Agreement, dated as of August 10, 2006, among Carveout Guarantor and Borrower Representative, as borrowers, the Working Capital Lenders, and Silicon Valley Bank, as administrative agent for the Working Capital Lenders.”

(g) The definition of “Yield Maintenance Amount” is hereby deleted in its entirety and the following shall be inserted in lieu thereof: means the positive excess, if any, as of the date of prepayment of (i) the present value of the Yield Maintenance Cash Flows, which present value shall be calculated using a discount rate equal to “X” divided by 12; where “X” equals the Treasury Rate (the “Yield Maintenance Spread”) in the event of a prepayment of the Note, over (ii) the outstanding principal balance of the Loan on the date of prepayment. For purposes of computing the Yield Maintenance Amount with regard to Section 2.4(C)(iii) the date of prepayment shall be deemed the date the Loan is accelerated. The Yield Maintenance Amount shall be computed assuming the scheduled “Lockout Expiration Date” as if it were the Maturity Date of the Loan.

(h) The definition of “Treasury Rate” means the annualized yield on securities issued by the United States Treasury having a maturity corresponding to the scheduled Lockout Expiration Date, as quoted in Federal Reserve Statistical Release H. 15(519) under the heading “U.S. Government Securities – Treasury Constant Maturities” for the Treasury Rate Determination Date (as defined below). If yields for such securities of such maturity are not shown in such publication, then the Treasury Rate shall be determined by Lender by linear interpolation between the yields of securities of the next longer and next shorter maturities. If said Federal Reserve Statistical Release or any other information necessary for determination of the Treasury Rate in accordance with the foregoing is no longer published or is otherwise unavailable, then the Treasury Rate shall be reasonably determined by Lender based on comparable data.

(i) Section 1.1 of the Loan Agreement is hereby amended to add the following definitions:

(i) “Additional Loan Advance” means $40,000,000 to be advanced by Lender in connection with the execution and delivery of the Promissory Note.

(ii) “Equinix” means Equinix, Inc., a Delaware corporation.

(iii) “Equinix Parent Transaction Event” means any Transfer or series of related Transfers (a) resulting in any Person or Group acquiring, directly or indirectly, more than a forty-nine (49%) ownership interest in Carveout Guarantor (if such Person or Group did not, prior to such Transfer or series of Transfers, own at least forty-nine percent (49%) of the ownership interests of Carveout Guarantor) or (b) made in connection with the merger, consolidation or reorganization of Carveout Guarantor and which, in the case of either clause (a) or (b), does not constitute a Qualified Parent Transaction Event.

(iv) “Financial Strength Criteria” has the meaning set forth in the Master Lease.

(v) “Initial Closing Date” means December 21, 2005.

(vi) “Investment Grade Criteria” has the meaning set forth in the Master Lease.

(vii) “Original Commitment Fee” means an amount of money equal to $300,000 which was previously paid by Borrower on the Initial Closing Date.

(viii) “Qualified Parent Transaction Event” means any transaction that is permitted under subclause (x) or subclause (y) of Section 7.11.

(ix) “Working Capital Lenders” means the “Lenders” from time to time party to the SVB Loan Agreement.

(x) “Yield Maintenance Cash Flows” means the aggregate of (i) the monthly scheduled payments that would be payable to Lender from the date of prepayment through the Lockout Expiration Date if the Loan were not prepaid and (ii) a balloon payment equal to the outstanding principal amount of the Loan on the Lockout Expiration Date, assuming, in the case of clause (i) and clause (ii), that the scheduled payments would be paid in full, in cash on the dates such scheduled payments would be otherwise due and payable from the date of prepayment through the Lockout Expiration Date.

(j) Section 2.3 is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

“(a) Interest for the period commencing on the Initial Closing Date and ending on December 31, 2005 shall be paid on the Initial Closing Date. On each Payment Date thereafter commencing with the Payment Date occurring on February 1, 2006, Borrower shall pay to Lender (i) interest and principal in an amount equal to Five Hundred One Thousand Eight Hundred Sixty-Four and No/00 Dollars ($501,864.00) per month so that the full principal amount outstanding is amortized over the twenty (20) year term (the “Original P&I Payment”) and (ii) any other amounts that are due and payable under this Agreement and the other Loan Documents (including, without limitation, any Default Interest and Late Charges). A final payment will be required on the Maturity Date.

(b) Commencing on the date of disbursement of the Additional Loan Advance, interest accruing on the Additional Loan Amount for the period from the date of disbursement of such Additional Loan Advance until December 31, 2006 shall be due and payable on January 1, 2007 together with the Original P&I Payment. On each Payment Date thereafter commencing with the Payment Date occurring on February 1, 2007, Borrower shall pay to Lender in lieu of the Original P&I Payment, which payment shall be incorporated into the amount set forth below (i) interest and principal in an amount equal to Eight Hundred Forty-Seven Thousand Twenty-Eight and No/00 Dollars ($847,028.00) per month so that the full principal amount outstanding is amortized over the remainder of the twenty (20) year term of the Loan and (ii) any other amounts that are due and payable under this Agreement and the other Loan Documents (including, without limitation, any Default Interest and Late Charges). A final payment will be required on the Maturity Date.” For the avoidance of doubt, nothing contained herein shall require Borrower to pay interest on the Additional Loan Advance prior to the date of disbursement thereof.”

(k) Section 2.8 is hereby deleted in its entirety and the following shall be inserted in lieu thereof: “Borrower shall pay any unpaid amount of the Commitment Fee to Lender on the Closing Date.”

(l) Section 2.4(C) is hereby amended by adding the following subsection: “(iv) Notwithstanding any provision to the contrary contained in this Agreement, in the event of an Equinix Parent Transaction Event, (x) Lender may declare immediately due and payable, without further notice, protest, presentment, notice of protest or demand, all Obligations including, without limitation, all monies advanced under this Agreement, the Note, the Mortgage and/or any of the Loan Documents which are then unpaid, together with all interest then accrued thereon up to and including the date of Lender’s receipt of payment in full of the Loan and all other amounts then owing (including any Default Interest owed as a result of such acceleration and the Prepayment Premium) and (y) so long as no Event of Default shall have occurred and be continuing immediately prior to such Equinix Parent Transaction Event, the “Yield Maintenance Spread” used to calculate the Yield Maintenance Amount for purposes of determining the Prepayment Premium shall equal the Treasury Rate plus two and one-half percent (2.5%).”

(m) Clause (i) of Section 5.1 (F) is hereby amended to read in its entirety as follows:

“(i)(x) Borrower is a direct, wholly-owned subsidiary of Borrower Representative, (y) Borrower Representative is a direct, wholly-owned subsidiary of Carveout Guarantor and (z) the equity interests in Carveout Guarantor are publicly offered securities, within the meaning of 29 C.F.R. § 2510.3-101 (b)(2)”.

(n) The second sentence of Section 7.11 is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

“Notwithstanding the foregoing, the following shall not be deemed to be prohibited under this Section 7.11: (i) Transfers to a Family Member or trust for the benefit of a Family Member by devise or descent or by operation of law, (ii) a Transfer of an indirect ownership interest in Borrower, by the current owner thereof to a Family Member of such current owner (or a trust for the benefit of any such Family Members), (iii) the Master Lease and Transfers by the Master Lessee to the extent permitted under the Master Lease, (iv) Transfers of ownership interests in a Person whose stock is listed or quoted on the New York Stock Exchange, the American Stock Exchange or NASDAQ and (v) a Transfer or series of related Transfers, or the creation or issuance of direct or indirect ownership interests in Carveout Guarantor, in connection with the merger, consolidation or reorganization of Carveout Guarantor, so long as, in the case of any transactions described in clauses (i) through (v) above, either of the following is true:

(x) no such transaction results in any Person or Group acquiring, directly or indirectly, more than a forty-nine percent (49%) direct or indirect interest in Borrower (if such Person or Group did not, prior to such transaction, own at least forty-nine percent (49%) of the direct or indirect ownership interests in Borrower); or

(y) after giving effect to such transaction, both of the following conditions are satisfied: (I) the Tenant under the Master Lease is either Equinix or an entity that succeeds to the obligations of Equinix under the Master Lease (by assignment, operation of law or otherwise) and satisfies (or whose obligations under the Master Lease are guarantied by an entity that satisfies) the Investment Grade Criteria or the Financial Strength Criteria and (II) either Equinix (or another entity that succeeds to the obligations of Equinix and satisfies the Investment Grade Criteria or the Financial Strength Criteria) remains obligated with respect to the Carveout Guaranty and the Environmental Indemnity Agreement or another entity that satisfies the Investment Grade Criteria or the Financial Strength Criteria assumes the obligations of Carveout Guarantor under the Carveout Guaranty and the Environmental Indemnity Agreement and executes such documents assuming the Carveout Guaranty and the Environmental Indemnity Agreement in form and substance reasonably acceptable to Lender.”

(o) Exhibit B (Permitted Title Exceptions and Matters) is hereby amended to read in its entirety as set forth on Schedule A attached hereto.

(p) Schedule 4.7 (Litigation) is hereby amended to read in its entirety as set forth on Schedule B hereto.

(q) Schedule 4.8 (Taxes) is hereby amended to read in its entirety as set forth on Schedule C hereto.

(r) Schedule 4.18 (Accounts) is hereby amended to read in its entirety as set forth on Schedule D hereto.

6. Modification of Certain Original Loan Documents. Effective as of the date hereof, the Master Lease ALR, the Guaranty, the Assignment of Contracts, the Environmental Indemnity, and the Assignment of Licenses (each, a “Specified Original Loan Document” and, collectively, the “Specified Original Loan Documents”) are hereby amended and modified as follows:

(a) Any and all references to the “Note” shall be deemed to refer to the Amended and Restated Promissory Note dated as of the date hereof. Any and all references to the “Loan Documents” (or any particular Loan Document) shall be deemed to refer to the Original Loan Documents (or such particular Loan Documents) as amended by the Loan Document Amendments, as applicable. Any and all references to the “Loan Agreement” shall be deemed to refer to the Original Loan Agreement as amended by this Agreement.

(b) Any and all references to “Loan” not otherwise defined therein shall be deemed to have the definition of “Loan” as set forth in the Original Loan Agreement as amended by this Agreement.

(c) Exhibit A of the Assignment of Contracts is hereby amended and restated to read in its entirety as set forth on Schedule E hereto.

7. Terms of Original Loan Documents and Effect of Amendment of Loan Documents. Except as modified herein or in the other Loan Document Amendments, the terms and provisions of the Original Loan Documents shall remain in full force and effect and are unamended. This Agreement, the other Loan Document Amendments and the Loan Documents constitute the only agreements and understandings between and among the parties hereto with respect to the Loan. There are no oral, course of dealing or implied agreements or understandings with Lender.

8. Execution of this Agreement. Each Borrower Party hereby represents and warrants that it is duly and unconditionally authorized and empowered to execute this Agreement without any further act or consent being required.

9. Agreement Counterparts. This Agreement may be executed in counterparts, all of which taken together shall constitute one agreement binding on all parties notwithstanding that all parties are not signatories to the original or the same counterpart.

10. Further Assurances. Each of the Borrower Parties agrees to sign, execute and deliver and to do or make, upon the written request of Lender, any and all agreements, instruments, papers, deeds, acts or things, as may be reasonably required by Lender to effectuate the purpose of this Agreement and the other Loan Documents.

11. Conditions to Effectiveness of this Agreement. As a condition to the Lender’s agreement to make the Additional Advance, Borrower shall deliver, or cause to be delivered, to Lender the following:

(a) Payment of the remaining unpaid portion of the Commitment Fee in the amount of $400,000;

(b) payment of Lender’s expenses in connection herewith, including without limitation, Lender’s reasonable legal fees;

(c) an opinion letter(s) from counsel to the Borrower Parties as to due authorization, execution and enforceability of this Agreement, the Amended and Restated Promissory Note, the First Amendment to Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing and Assignment of Leases and Rents, the Reaffirmation of Guaranty, the First Amendment to Deed of Lease, the Guaranty of Lease and/or the Assignment of Leases and Rents (Master Lease – Equinix Operating Co., Inc.) in form and content reasonably acceptable to Lender; and

(d) originals of the Loan Document Amendments duly executed by the respective Borrower Parties;

(e) updated officer’s certificates, current good standing/qualification certificates, and authorizing resolutions for Borrower, Carveout Guarantor and Borrower Representative;

(f) copies of Uniform Commercial Code financing statement, judgment, tax lien, bankruptcy and litigation search reports of such jurisdictions and offices as Lender may reasonably designate with respect to Borrower, Carveout Guarantor, Borrower Representative and such other Persons as Lender may reasonably require;

(g) appropriate endorsements to the Title Policy as Lender may reasonably require;

(h) a copy of the written consent of the Working Capital Lenders to the Additional Loan Advance and the transactions contemplated hereby;

(i) such other documents or instruments as Lender may reasonably require in connection herewith; and

(j) no Event of Default or any event which with the giving of notice or the passage of time shall result in an Event of Default shall exist.

The Commitment Fee shall be considered fully earned upon the execution of this Agreement.

12. Brokerage Commission. Borrower hereby represents and warrants that no broker’s or finder’s fee, commission or similar compensation will be payable with respect to the modification of the Original Loan as set forth in the Loan Document Amendments, the making of the Additional Loan Advance, the amendment to the Master Lease or any of the other transactions contemplated hereby or by any of the Loan Document Amendments based upon any broker or lender engaged by Borrower, Carveout Guarantor or any affiliate of Borrower. Borrower shall protect, defend, indemnify and hold Lender harmless from and against all loss, cost, liability and expense incurred as a result of any claim for a broker’s or finder’s fee against Lender or any Person, in connection with the transaction herein contemplated, provided such claim is made by or arises through or under Borrower or is based in whole or in part upon alleged acts or omissions of Borrower. Lender shall protect, defend, indemnify and hold Borrower harmless from and against all loss, cost, liability and expense incurred as a result of any claim for a broker’s or finder’s fee against Borrower or any other Person in connection with the transaction herein contemplated, provided such claim is made by or arises through or under Lender or is based in whole or in part upon alleged acts or omissions of Lender, except that under no circumstances shall Lender be liable for a broker engaged by Borrower, Carveout Guarantor or any affiliate of Borrower.

13. Submission, Execution and Completion of Agreement. The submission of this Agreement or any of the documents referenced herein by the Borrower Parties or their respective agents or attorneys for review or signature does not constitute a commitment or agreement by Lender to modify the Loan, and this Agreement and the other Loan Document Amendments (other than Borrower’s obligation to reimburse Lender for its costs and expenses in regard to this Agreement and the other Loan Document Amendments) shall have no binding force or effect against Lender unless and until Lender has executed and delivered such document or, if Lender is not a party thereto, has affirmatively accepted such document. The Borrower Parties each hereby acknowledge, represent and warrant that it has had advice of counsel of its own choosing in negotiations for and the preparation of this Agreement and the other Loan Document Amendments, that it has read this Agreement and the other Loan Document Amendments or has had the same read to it by its counsel, that it has had this Agreement and the other Loan Document Amendments fully explained by such counsel, and that it is fully aware of each such document’s contents and legal effect and understands the significance and consequences of executing and delivering this Agreement and the other Loan Document Amendments to Lender.

14.	Release.

(a) Borrower. As a material inducement for Lender to enter into this Agreement, Borrower, for itself, its partners and their respective successors and assigns, does hereby forever release, discharge and acquit Lender, its parent corporation, and each of their respective affiliates, subsidiaries, successors and assigns, and the officers, directors, members, partners, shareholders, participants, beneficiaries, trustees, employees, agents, any subsequent holder of the Note, any trustee, fiscal agent, servicer, underwriter and placement agent (collectively with Lender, the “Lender Parties”), of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, judgments, debts, controversies, damages, costs, losses and expenses, of every type, kind, nature, description or character existing prior to the making of the Additional Loan Advance and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, or which could, might or may now or hereafter be claimed to exist, of whatever kind, name or nature, whether known or unknown, past or present, latent or patent, suspected or unsuspected, anticipated or unanticipated, liquidated or unliquidated (collectively, the “Claims” and individually a “Claim”), each as though fully set forth herein at length, which in any way arise out of, are connected with or relate to the Original Loan or the transactions arising from or related thereto, provided, however, that the foregoing shall not release any of the Lender Parties from any Claims based upon or arising from the gross negligence or willful misconduct of such Lender Parties. Borrower hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to a Claim, and it further agrees, represents and warrants that this Agreement has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the Lender Parties, and each of them, from any and all such Claims which in any way arise out of, are connected with, or relate to, the Original Loan or the transactions arising from or related thereto. In furtherance of this intention, Borrower expressly waives any and all rights conferred upon it by the provisions of any present or future law, and expressly consents that the releases set forth in this Section 14(a) shall be given full force and effect according to each and all of its express terms and provisions to the extent permitted by applicable law. Borrower hereby represents and warrants to Lender that (i) it owns all of the purported rights to such Claims that it is releasing by this Agreement and that no other person or entity has any interest in said Claims by reason of any contract or dealing with Borrower or any of its agents, and (ii) Borrower has not assigned to any other person or entity all or any part of such Claims.

(b) Guarantor. As a material inducement for Lender to enter into this Agreement, Guarantor for itself, its shareholders, partners or members (as applicable) and its successors and assigns, does hereby forever release, discharge and acquit each of the Lender Parties of and from any and all Claims, each as though fully set forth herein at length, which in any way arise out of, are connected with or relate to the Original Loan or the transactions arising from or related thereto, provided, however, that the foregoing shall not release any of the Lender Parties from any Claims based upon or arising from the gross negligence or willful misconduct of such Lender Parties. Guarantor, hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to a Claim, and it further agrees, represents and warrants that this Agreement has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the Lender Parties, and each of them, from any and all such Claims which in any way arise out of, are connected with, or relate to, the Original Loan or the transactions arising from or related thereto. In furtherance of this intention, Guarantor expressly waives any and all rights conferred upon it by the provisions of any present or future law, and expressly consents that the releases set forth in this Section 14(b) shall be given full force and effect according to each and all of its express terms and provisions to the extent permitted by applicable law. Guarantor hereby represents and warrants to Lender that (i) except to the extent any of the Claims constitute collateral assigned to the Working Capital Lenders under the SVB Loan Agreement, it owns all of the purported rights to such Claims that it is releasing by this Agreement and that no other person or entity has any interest in said Claims by reason of any contract or dealing with Guarantor or any of its agents and has received any required releases from the Working Capital Lenders to the extent required, and (ii) except to the extent any of the Claims constitute collateral assigned to the Working Capital Lenders under the SVB Loan Agreement, Guarantor has not assigned to any other person or entity all or any part of such Claims; provided, however, that notwithstanding the assignment of any such Claims to the Working Capital Lenders, Guarantor is fully authorized (to the extent required) to enter into this Agreement and the foregoing release shall be binding on such Working Capital Lenders.

(c) General Limitation on Release. Nothing contained in this Section 14 shall be deemed or construed to be a release of any party’s rights or obligations under this Agreement, the Loan Document Amendments or any of the Original Loan Documents or of any Claim arising from events, acts or omissions occurring after the making of an Additional Loan Advance or that do not arise out of or relate to, or that are not connected with, the Original Loan or the transactions arising from or relating thereto. It is hereby further understood and agreed that the acceptance of delivery of this Agreement by the Lender Parties shall not be deemed or construed as an admission of liability by any party released by the terms hereof, and each such party hereby expressly denies liability of any nature whatsoever arising from or related to the subject of this Agreement.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed this First Omnibus Modification Agreement or have caused the same to be executed by their respective duly authorized representatives as of the date first above written.

BORROWER:

EQUINIX RP II LLC, a Delaware limited liability company

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Its:	Manager

GUARANTOR:

EQUINIX, INC., a Delaware corporation

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Its:	Chief Financial Officer

[EXECUTION BY LENDER ON FOLLOWING PAGE]

LENDER:

SFT I, INC., a Delaware corporation

By:	/s/ Barclay G. Jones, III
Name:	Barclay G. Jones, III
Title:	Executive Vice President

AMENDED AND RESTATED PROMISSORY NOTE

$98,895,377.83	as of December 27, 2006

FOR VALUE RECEIVED, EQUINIX RP II LLC, a Delaware limited liability company (“Borrower”), promises to pay to SFT I, INC., a Delaware corporation (“Holder”), or order, at 1114 Avenue of the Americas, 27th Floor, New York, New York 10036, or at such other place as Holder may from time to time in writing designate, in lawful money of the United States of America, the principal sum of NINETY-EIGHT MILLION EIGHT HUNDRED NINETY-FIVE THOUSAND THREE HUNDRED SEVENTY-SEVEN AND 83/100 ($98,895,377.83) or such other sum as may be the total amount outstanding pursuant to this Note (the “Loan”), payable at such rates and at such times as are provided in the “Loan Agreement” (as hereinafter defined). Terms used but not otherwise defined herein are used herein as defined in the Loan Agreement.

Payments of both principal and interest are to be made in lawful money of the United States of America.

This Amended and Restated Promissory Note (this “Note”) evidences Indebtedness incurred under, and is subject to the terms and provisions of, that certain Loan and Security Agreement by and among the Borrower and the Holder dated as of December 21, 2005 (the “Original Loan Agreement”), as amended by the First Omnibus Modification Agreement by and among Borrower and Holder dated as of even date hereof (the “Omnibus Agreement,” and collectively with the Original Loan Agreement, as the same may be further amended, modified or supplemented from time to time, the “Loan Agreement”). The Loan Agreement, to which reference is hereby made, sets forth said terms and provisions, including those under which this Note may or must be paid prior to its due date or may have its due date accelerated or extended. The Loan Agreement also contains provisions for the payment of late charges and interest at the Default Rate, all as more specifically set forth therein. Repayment of the Indebtedness evidenced by this Note is secured by the Mortgage and the other Loan Documents referred to in the Loan Agreement, and reference is made thereto for a statement of terms and provisions. This Note amends, restates and renews, in its entirety, that certain Promissory Note dated as of December 21, 2005 (the “Initial Closing Date”), executed by Borrower in favor of Holder in the original principal amount of $60,000,000 (the “Original Note”). This Note is a replacement of and is not in addition to the Original Note. The Original Note shall be returned to Borrower upon the execution and delivery of this Note to Holder with the following notation: “This Promissory Note has been amended and restated in full and is no longer in force or effect.” This Note shall be deemed effective as of the date hereof. This Note shall not cause a novation of any of the obligations of Borrower under the Original Note, as amended and restated pursuant to this Note, nor shall it release, limit, or impair in any way the priority of any security interest and liens held by Holder against any assets of Borrower. For the avoidance of doubt, nothing contained herein shall require Borrower to pay interest on the Additional Loan Advance prior to the date of disbursement thereof.

This Note may only be prepaid in whole or in part in accordance with the terms of Section 2.4 of the Loan Agreement (or as otherwise expressly provided elsewhere in the Loan Agreement or the other Loan Documents). Any payments of the outstanding principal balance of the Loan evidenced by this Note, whether voluntary or involuntary, shall be accompanied by interest accrued to the date of prepayment and the Prepayment Premium, to the extent, if any, provided in Section 2.4 of the Loan Agreement (except to the extent any other provision of the Loan Agreement expressly provides otherwise).

EXCEPT AS OTHERWISE EXPRESSLY PERMITTED IN THIS NOTE OR THE OTHER LOAN DOCUMENTS, BORROWER HEREBY EXPRESSLY (i) WAIVES ANY RIGHTS IT MAY HAVE UNDER LAW TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MATURITY DATE, AND (ii) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF ALL OR ANY PORTION OF THE PRINCIPAL AMOUNT OF THIS NOTE IS MADE, INCLUDING, WITHOUT LIMITATION, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE BY HOLDER ON ACCOUNT OF ANY DEFAULT BY BORROWER, INCLUDING, WITHOUT LIMITATION, ANY TRANSFER, DISPOSITION, OR FURTHER ENCUMBRANCE PROHIBITED OR RESTRICTED BY THE LOAN AGREEMENT, THEN BORROWER SHALL BE OBLIGATED TO PAY CONCURRENTLY WITH SUCH PREPAYMENT THE PREPAYMENT PREMIUM TO THE EXTENT REQUIRED UNDER SECTION 2.4 OF THE LOAN AGREEMENT. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER HEREBY DECLARES THAT (1) EACH OF THE MATTERS SET FORTH IN THIS PARAGRAPH IS TRUE AND CORRECT, (2) HOLDER’S AGREEMENT TO MAKE THE LOAN EVIDENCED BY THIS NOTE AT THE INTEREST RATES SET FORTH IN THE LOAN AGREEMENT AND FOR THE TERM SET FORTH IN THIS NOTE CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT, AND HAS BEEN GIVEN INDIVIDUAL WEIGHT BY BORROWER AND HOLDER, (3) BORROWER IS A SOPHISTICATED AND KNOWLEDGEABLE REAL ESTATE INVESTOR WITH COMPETENT AND INDEPENDENT LEGAL COUNSEL, AND (4) BORROWER FULLY UNDERSTANDS THE EFFECT OF THIS WAIVER AND AGREEMENT.

KT

On behalf of the Borrower

The remedies of Holder, as provided in this Note, the Loan Agreement and the other Loan Documents, shall be cumulative and concurrent and may be pursued singularly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. In any action, sale of collateral, or other proceedings to enforce this Note, the Loan Agreement or any other Loan Document, Holder need not file or produce the original of this Note, but only need file or produce a photocopy of this Note certified by Holder to be a true and correct copy of this Note.

In the event of any dispute, action or lawsuit regarding the terms hereof, subject to the provisions of the Loan Agreement, the prevailing party will have the right to recover from the other party all court costs and reasonable attorneys’ fees and disbursements incurred with respect thereto, in addition to all other applicable damages and costs.

BORROWER AND ANY GUARANTOR OF THIS NOTE WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, DILIGENCE, PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF DEMAND, NOTICE OF PROTEST, NOTICE OF NONPAYMENT OR DISHONOR, NOTICE OF INTENTION TO ACCELERATE, NOTICE OF ACCELERATION, PROTEST AND NOTICE OF PROTEST OF THIS NOTE, AND ALL OTHER NOTICES (OTHER

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THAN AS EXPRESSLY PROVIDED IN THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS) IN CONNECTION WITH THE DELIVERY, ACCEPTANCE, PERFORMANCE, DEFAULT OR ENFORCEMENT OF THE PAYMENT OF THIS NOTE. BORROWER FURTHER WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL VALUATION AND APPRAISEMENT PRIVILEGES, CLAIMS OF LACK OF DILIGENCE OR DELAYS IN COLLECTION OR ENFORCEMENT OF THIS NOTE, THE RELEASE OF ANY PARTY LIABLE, THE RELEASE OF ANY SECURITY FOR THE DEBT, THE TAKING OF ANY ADDITIONAL SECURITY AND ANY OTHER INDULGENCE OF FORBEARANCE.

Holder shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Holder, and then only to the extent specifically set forth in the writing. The acceptance by Holder of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time or nullify any prior exercise of any such option without the express consent of Holder, except as and to the extent otherwise provided by law. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

PURSUANT TO SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BORROWER AND ANY GUARANTOR OF THIS NOTE AGREE THAT THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES OF AMERICA AND THE LAWS OF THE STATE OF NEW YORK. IN ACCORDANCE WITH SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BORROWER AGREES THAT ANY ACTION TO ENFORCE THE TERMS OF THIS NOTE MAY BE COMMENCED IN ANY COURT LOCATED IN THE STATE OF NEW YORK. BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE, AND BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

Whenever used, the singular number shall include the plural, the plural shall include the singular, and the words “Holder” and “Borrower” shall be deemed to include their respective heirs, executors, successors and assigns.

All notices which Holder or Borrower may be required or permitted to give hereunder shall be made in the same manner as set forth in Section 11.5 of the Loan Agreement.

In the event any one or more of the provisions hereof shall be invalid, illegal or unenforceable in any respect, the validity of the remaining provisions hereof shall be in no way affected, prejudiced or disturbed thereby.

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Borrower acknowledges that Holder may, in its sole discretion, sell all or any part of its interest in the Loan evidenced by this Note, including, without limitation, for purposes of effecting a Securitization.

Notwithstanding anything to the contrary contained in this Note or any other Loan Documents, to the fullest extent permitted by applicable law, the Holder’s rights hereunder shall be reinstated and revived, and the enforceability of this Note and the other Loan Documents shall continue, with respect to any amount at any time paid on account of the Loan which thereafter shall be required to be restored by Holder pursuant to a court order or judgment (whether or not final or non-appealable), as though such amount had not been paid. The rights of Holder created or granted herein and the enforceability of the Loan Documents at all times shall, to the fullest extent permitted by applicable law, remain effective to cover the full amount of the Loan even though the Loan, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any other party and whether or not any other party shall have any personal liability with respect thereto.

Borrower and Holder, by acceptance of this Note, hereby agree that the Loan Documents supersede any prior oral or written agreements of the parties; without limiting the generality of the foregoing, in the event of conflict between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail.

Time is of the essence for the performance of each and every covenant of the parties hereunder or under the other Loan Documents. No excuse, delay, act of God, or other reason, whether or not within the control of Borrower or Holder (as the case may be), shall operate to defer, reduce or waive Borrower’s or Holder’s (as the case may be) performance of any such covenant or obligation.

This Note shall be subject to the limitation of liability set forth in Section 11.13 of the Loan Agreement, the terms of which are incorporated herein by reference.

[EXECUTION ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has duly executed this Amended and Restated Promissory Note as of the day and year first above written.

BORROWER:

EQUINIX RP II LLC, a Delaware limited liability company

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Title:	Manager

REAFFIRMATION OF GUARANTY

THIS REAFFIRMATION OF GUARANTY (this “Reaffirmation”) is made as of the 27th day of December, 2006, by (i) EQUINIX RP II LLC, a Delaware limited liability company (“Borrower”), having a business address at c/o Equinix, Inc., 301 Velocity Way, 5th Floor, Foster City, California 94404, and (ii) EQUINIX, INC., a Delaware corporation (the “Guarantor”), having a business address at 301 Velocity Way, 5th Floor, Foster City, California 94404, to and for the benefit of SFT I, INC., a Delaware corporation, having an office at 1114 Avenue of the Americas, 27th Floor, New York, New York 10036 (“Lender”).

RECITALS

A. Pursuant to that certain Loan and Security Agreement dated as of December 21, 2005 (the “Loan Agreement”) Lender made a loan (the “Original Loan”) to Borrower in the original principal amount of $60,000,000, as evidenced by that certain Promissory Note dated as of December 21, 2005 (the “Original Note”), payable to the order of Lender of which $58,895,377.83 is outstanding as of the date hereof.

B. In connection with the Original Loan: (i) Guarantor executed and delivered that certain Guaranty dated as of December 21, 2005, in favor of Lender (the “Limited Guaranty”), and (ii) Borrower and Guarantor executed and delivered that certain Environmental Indemnity Agreement, dated as of December 21, 2005, in favor of Lender (the “Environmental Indemnity”) (the Limited Guaranty and the Environmental Indemnity are hereinafter collectively, the “Guaranty”).

C. The Original Loan is secured by: (i) that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of December 21, 2005 (the “Deed of Trust”), and recorded among the land records of Loudoun County, Virginia (the “Land Records”) as Instrument Number: 20051222-0143326, given by Borrower to the Trustee (as defined therein) for the benefit of Lender and encumbering certain real and personal property located in Loudoun County, Virginia as more particularly described therein, and (ii) that certain Assignment of Leases and Rents dated as of December 21, 2005, and recorded among the Land Records as Instrument Number 20051222-0143327, given by Borrower, as assignor, to Lender (the “Assignment”, together with the Loan Agreement, Original Note, Deed of Trust, Limited Guaranty, Environmental Indemnity and such other documents executed in connection with the Original Loan, the “Original Loan Documents”).

D. Borrower and Lender have entered into that certain Amended and Restated Promissory Note dated as of even date herewith (the “Amended and Restated Note”) pursuant to which Borrower and Lender have agreed to amend and restate the Original Note to increase the outstanding principal sum under the Original Note to $98,895,377.83 (the “Loan”) which is the sum of the outstanding principal amount of the Original Loan on the date hereof plus the principal amount of the Additional Loan Advance (as defined in the Loan Agreement).

E. In connection with the Amended and Restated Note, the Borrower, Guarantor and Lender, as applicable, have entered into that certain (i) First Omnibus Modification Agreement dated as of even date herewith (the “Omnibus Agreement”), (ii) First Amendment to Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing & Assignment of Leases and Rents dated as of even date herewith (the “DOT and ALR Amendment”), and (iii) First Amendment to Deed of Lease dated of even date herewith (the “Deed of Lease Amendment, together with the Omnibus Agreement, DOT and ALR Amendment and the Amended and Restated Note, the “Loan Document Amendments” and together with the Original Loan Documents, as amended thereby, the “Loan Documents”).

F. To induce Lender to increase the outstanding principal sum under the Original Note to $98,895,377.83 as set forth in and pursuant to Amended and Restated Note, Guarantor has agreed to execute and deliver this Reaffirmation for the benefit of Lender.

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

1. The Recitals are hereby incorporated herein and made a material part of this Reaffirmation.

2. By its execution, Guarantor hereby ratifies and confirms all of the terms, covenants and conditions of the Guaranty in all respects and agrees that the Guaranty remains in full force and effect, and constitutes the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditors’ rights generally and to the application of general equitable principles in connection with the enforcement thereof. No material adverse change in the condition, financial or otherwise, of Guarantor has occurred between the respective dates of the financial statements which were furnished to Lender in connection with the Original Loan and the date hereof.

3. By its execution below, Borrower hereby ratifies and confirms all of the terms, covenants and conditions of the Loan Documents and agrees that each of the Loan Documents remains in full force and effect, and constitutes legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditors’ rights generally and to the application of general equitable principles in connection with the enforcement thereof. No material adverse change in the condition, financial or otherwise, of Borrower has occurred between the respective dates of the financial statements which were furnished to Lender relating to Borrower in connection with the Original Loan and the date hereof.

4. Borrower and Guarantor each hereby represents to Lender that neither Borrower nor Guarantor have any knowledge of any event which with the giving of notice, the passage of time, or both would constitute an Event of Default under the Loan Documents and has full power, authority and legal right to execute this Reaffirmation and to keep and observe all of the terms of this Reaffirmation, the Loan Document Amendments and the Loan Documents on such Person’s part, as applicable, to be observed and performed.

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5. Capitalized terms used but not defined in this Reaffirmation shall have the meanings assigned to them in the respective Guaranty, which are incorporated into this Reaffirmation by this reference as if fully set forth herein. Each reference in the respective Guaranty to “this Guaranty” or “this Agreement”) shall mean the respective Guaranty as modified and affirmed by this Reaffirmation.

6. This Reaffirmation is not intended to be, and shall not cause or result in a novation with respect to any respective Guaranty.

7. Guarantor acknowledges that there is no defense, claim, or right of set-off whatsoever existing as of the date hereof to the obligations evidenced by the Amended and Restated Note or the Loan Documents.

8. Guarantor hereby ratifies and confirms that, except as expressly modified by this Reaffirmation and the Omnibus Agreement, each Guaranty continues in full force and effect in accordance with its terms.

9. The acceptance of this Reaffirmation by Lender in this instance shall not in any way imply that this Reaffirmation is a condition to the continuance of Guarantor’s obligations under the respective Guaranty or that any similar agreement is required for further modifications to any of the Loan Document Amendments or any of the Loan Documents.

10. Neither the Borrower nor the Guarantor assumes the responsibilities and obligations under this Reaffirmation or under any Loan Documents to which it is not a party by their respective signatures hereon except as provided for specifically herein or in the Loan Documents to which it is a party. Nothing in this Reaffirmation shall be construed to impose liability or obligation on these parties as a result of their signatures herein unless such liability or obligation is specifically allocated to them in this Reaffirmation or in the Loan Documents.

[The rest of this page intentionally left blank. Signatures appear on the following page.]

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IN WITNESS WHEREOF, Borrower and Guarantor have executed and delivered this Reaffirmation of Guaranty as of the date first above written.

BORROWER:

EQUINIX RP II LLC, a Delaware limited liability company

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Its:	Manager

GUARANTOR:

EQUINIX, INC., a Delaware corporation

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Its:	Chief Financial Officer